NEWS RELEASE                                                    EXHIBIT 99(a)




-------AT THE COMPANY-------                 -------FLEISHMAN HILLARD-------
Lynn Afendoulis                              Jeremy Skule
Director of Public Affairs                   Vice President
616/364-6161                                 212/453-2245

FOR IMMEDIATE RELEASE
MONDAY, OCTOBER 11, 2004


  UNIVERSAL POSTS ANOTHER STRONG QUARTER; REPORTS 20% INCREASE IN NET EARNINGS
   THE COMPANY RAISES ITS TARGETED RANGE FOR DILUTED EARNINGS PER SHARE GROWTH
                           TO 12% TO 15% FOR THE YEAR

Grand Rapids, MI, October 11, 2004 -- Universal Forest Products, Inc. (NASDAQ:
UFPI) today announced record results for the third quarter, including a 20% increase in net earnings. Net earnings for the third quarter 2004 were $14.6 million, compared to net earnings of $12.2 million for the same period in 2003. For the year-to-date 2004, net earnings were $39.9 million, an increase of 18% over year-to-date net earnings of $33.9 million in 2003.

Universal reported net sales for the quarter of $709.3 million, a 32.3% increase over net sales of $536.3 million in the third quarter of 2003. Net sales for the first nine months of 2004 were $1.92 billion, a 32.8% increase over net sales of $1.44 billion for the same period in 2003. The higher lumber market accounted for 21% of the net sales increase for the third quarter 2004 and for 22% of the 2004 year-to-date net sales increase.

"We continue to successfully execute our growth strategy, thanks to the determination of the people of Universal, who are focused on the Company's goals," said CEO and Vice Chairman William G. Currie.

"These numbers are the result of hard work and determination -- the very qualities that have spurred Universal's success for nearly 50 years," he added.

The Company produced significant year-over-year sales increases of 74% and 52% in its site-built construction and industrial markets, respectively. Both are markets in which Universal sees strong opportunity for continuing growth. "Although we enjoy leadership positions in these arenas, we believe there's a tremendous opportunity to expand market share and we'll continue to leverage our strengths to grow in these fragmented markets," he said.

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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 2

In addition, Currie expressed optimism for the growing modular housing segment of the manufactured housing market. "We have some exciting new products that are allowing manufacturers to enhance and customize their homes, and that means opportunity for Universal," Currie said.

He noted that D-I-Y sales remain soft due to increases in lumber costs, which may be prompting homeowners to delay improvement projects; the hurricanes that effectively put a halt to improvement projects during the quarter in Florida and the Southeastern United States; and the higher cost of treated wood due to industry changes in the treating compounds, which may be affecting consumers' purchasing decisions.

Following are Universal's third-quarter 2004 sales by market:
o $280.7 million in D-I-Y/retail, an increase of 7.2% from the same period last year;
o $194.6 million in site-built construction, an increase of 73.8% over last year;
o $127.4 million in industrial/other, a 51.5% increase over last year; and
o $106.5 million in manufactured housing, a 35.9% increase over last year.

Based on the strength of its year-to-date results, the Company raised its targeted range for earnings per share growth to between 12% and 15% (previously it was between 10% and 14%). The Company also reaffirmed its unit sales growth targeted range of between 10% and 14% for the year.

Universal Forest Products will conduct a conference call to discuss information included in this news release and related matters at 11:00 a.m. EDT on Tuesday, Oct. 12, 2004. The conference call will be hosted by William G. Currie and will be available for analysts and institutional investors domestically at (866) 814-1933 or internationally at (703) 639-1365. Use conference call ID #570112. The conference call will be available simultaneously, and in its entirety, to all interested investors and news media through a webcast at www.ufpi.com.

Universal Forest Products markets, manufactures, and engineers wood and wood-alternative products for D-I-Y retail home centers, structural lumber products for the manufactured housing industry, engineered wood components for the site-built construction market and specialty wood packaging, wood and composite components for various industries. Among the Company's newest and fastest-growing ventures are framing and installation services for the site-built and retail sectors. In conjunction with its customers, Universal uses its engineering and manufacturing expertise, coupled with highly skilled employees, to design and construct buildings and decks. For information about Universal Forest Products on the Internet, please visit the Company's web site at www.ufpi.com, or call 888-Buy-UFPI.


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UNIVERSAL FOREST PRODUCTS, INC.
PAGE 3

Included in this report are certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on the beliefs of the Company's management as well as on assumptions made by and information currently available to the Company at the time such statements were made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially are the following: Adverse lumber market trends, competitive activity, negative economic trends, government regulations, and weather. These risk factors and additional information are included in the Company's reports on Form 10K and 10Q on file with the Securities and Exchange Commission.


                              HIGHLIGHTS TO FOLLOW

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 4




                CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
                           FOR THE NINE MONTHS ENDED
                              SEPTEMBER 2004/2003



                                                   QUARTER PERIOD                                   YEAR TO DATE
(IN THOUSANDS, EXCEPT PER SHARE DATA)         2004                  2003                     2004                  2003
                                          --------------        -------------          ---------------          -----------
NET SALES                                     $ 709,294     100%    $536,278      100%   $  1,917,527      100% $ 1,444,360     100%

COST OF GOODS SOLD                              625,502   88.19      463,715    86.47       1,684,553    87.85    1,241,251   85.94
                                          --------------        -------------          ---------------          ------------

GROSS PROFIT                                     83,792   11.81       72,563    13.53         232,974    12.15      203,109   14.06


SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                       54,604    7.70       48,424     9.03         154,615     8.06      135,309    9.37
                                          --------------        -------------          ---------------          ------------

EARNINGS  FROM  OPERATIONS                       29,188    4.12       24,139     4.50          78,359     4.09       67,800    4.69

OTHER EXPENSE (INCOME)
   INTEREST EXPENSE                               3,641    0.51        3,526     0.66          11,052     0.58       11,271    0.78
   INTEREST INCOME                                  (39)  -0.01           (2)    0.00            (224)   -0.01        (133)   -0.01
   NET GAIN ON SALE OF REAL ESTATE AND
             INTEREST IN SUBSIDIARY                   -    0.00            -     0.00            (944)   -0.05           -     0.00
                                          --------------        -------------          ---------------          -----------
                                                  3,602    0.51        3,524     0.66           9,884     0.52      11,138     0.77
                                          --------------        -------------          ---------------          ----------

EARNINGS BEFORE  INCOME TAXES
  AND MINORITY INTEREST                          25,586    3.61       20,615     3.84          68,475     3.57      56,662     3.92

INCOME TAXES                                      9,261    1.31        7,715     1.44          25,550     1.33      20,964     1.45
                                          --------------        -------------          ---------------          -----------


EARNINGS BEFORE  MINORITY INTEREST               16,325    2.30       12,900     2.41          42,925     2.24      35,698     2.47

MINORITY INTEREST                                (1,699)  -0.24         (695)   -0.13          (2,976)   -0.16      (1,831)   -0.13
                                          --------------        -------------          ---------------          -----------

NET EARNINGS                                  $  14,626    2.06     $ 12,205     2.28    $     39,949     2.08   $  33,867     2.34
                                          ==============        =============          ===============          ===========


EARNINGS PER SHARE - BASIC                    $    0.81             $   0.69             $       2.22            $   1.91

EARNINGS PER SHARE - DILUTED                  $    0.78             $   0.66             $       2.13            $   1.85

WEIGHTED AVERAGE SHARES
  OUTSTANDING                                    18,083               17,765                   18,015              17,745

WEIGHTED AVERAGE SHARES
  OUTSTANDING WITH COMMON
  STOCK EQUIVALENTS                              18,784               18,425                   18,716              18,290


SUPPLEMENTAL SALES DATA



                                          QUARTER PERIOD                                        YEAR TO DATE
                               ---------------------------------------       ------------------------------------------------
MARKET CLASSIFICATION            2004        %        2003         %              2004         %             2003          %
                               ---------    ----    ---------     ----       ------------     ----       -----------     ----
Do-It-Yourself/Retail          $ 280,700     40%     $261,812      49%         $  804,188      42%       $   720,311      50%
SITE-BUILT CONSTRUCTION          194,643     27%      111,980      21%            479,808      25%           290,225      20%
MANUFACTURED HOUSING             106,555     15%       78,394      14%            286,925      15%           204,863      14%
INDUSTRIAL AND OTHER             127,396     18%       84,092      16%            346,606      18%           228,961      16%
                               ---------    ----    ---------     ----       ------------     ----       -----------     ----
TOTAL                          $ 709,294    100%     $536,278     100%         $1,917,527     100%       $ 1,444,360     100%


UNIVERSAL FOREST PRODUCTS, INC.
PAGE 5


                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                              SEPTEMBER 2004/2003




(IN THOUSANDS)
                                                                  LIABILITIES AND
ASSETS                                   2004           2003      SHAREHOLDERS' EQUITY                      2004           2003
                                       ---------      ---------   -----------------------------           ---------      --------
CURRENT ASSETS                                                    CURRENT LIABILITIES
  Cash and cash equivalents            $  19,285      $  15,340    Notes payable                          $       -      $    645
  Accounts receivable                    251,045        157,768    Accounts payable and
  Inventories                            206,644        160,955        accrued liabilities                  205,221       160,344
  Other current assets                    10,036          7,795    Current portion of long-term
                                                                       debt and capital leases                  527         6,263
                                       ---------      ---------
TOTAL CURRENT ASSETS                     487,010        341,858
                                                                                                          ---------      --------
                                                                  TOTAL CURRENT LIABILITIES                 205,748       167,252
OTHER ASSETS                               6,906          5,679
INTANGIBLE ASSETS, NET                   132,285        131,545   LONG-TERM DEBT AND CAPITAL
                                                                  LEASES, LESS CURRENT PORTION              247,978       195,833
PROPERTY, PLANT                                                   OTHER LIABILITIES                          34,303        31,123
AND EQUIPMENT,  NET                      209,240        214,337
                                       ---------      ---------
                                                                  SHAREHOLDERS' EQUITY                      347,412       299,211
                                                                                                          ---------      --------

                                                                  TOTAL LIABILITIES AND
TOTAL ASSETS                           $ 835,441      $ 693,419    SHAREHOLDERS' EQUITY                   $ 835,441      $693,419
                                       =========      =========                                           =========      ========

UNIVERSAL FOREST PRODUCTS, INC.
PAGE 6


                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                            FOR THE NINE MONTHS ENDED
                               SEPTEMBER 2004/2003



(IN THOUSANDS)                                                                             2004                2003
-------------------------------------                                                    ---------           ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings                                                                             $  39,949           $  33,867
Adjustments to reconcile net earnings to net cash
  from operating activities:
      Depreciation                                                                          20,418              18,702
      Amortization of intangibles                                                            1,760               1,519
      Deferred income taxes                                                                    (90)             (1,301)
      Minority interest                                                                      2,976               1,831
      Loss on sale of interest in subsidiary                                                   193                  --
      (Gain) Loss on sale or impairment of property, plant and equipment                      (432)                918
      Changes in:
        Accounts receivable                                                               (111,925)            (53,545)
        Inventories                                                                        (36,152)              5,051
        Accounts payable                                                                    39,225              37,717
        Accrued liabilities and other                                                       30,877              23,145
                                                                                         ---------           ---------
          NET CASH FROM OPERATING ACTIVITIES                                               (13,201)             67,904

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment                                                (25,062)            (33,349)
Acquisitions, net of cash received                                                         (10,075)               (787)
Sale of interest in subsidiary                                                               4,679                  --
Proceeds from sale of property, plant and equipment                                          3,469               6,104
Insurance proceeds                                                                           2,000                  --
Other, net                                                                                   1,567               2,909
                                                                                         ---------           ---------
          NET CASH FROM INVESTING ACTIVITIES                                               (23,422)            (25,123)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net (repayments) borrowings under revolving credit facilities and notes payable             43,152             (36,884)
Repayment of long-term debt                                                                 (6,352)             (6,150)
Proceeds from issuance of common stock                                                       2,194               1,719
Distributions to minority shareholder                                                         (125)               (833)
Dividends paid to shareholders                                                                (897)               (798)
Repurchase of common stock                                                                    (129)             (2,029)
Other, net                                                                                     635                  --
                                                                                         ---------           ---------
          NET CASH FROM FINANCING ACTIVITIES                                                38,478             (44,975)
                                                                                         ---------           ---------


NET CHANGE IN CASH AND CASH EQUIVALENTS                                                      1,855              (2,194)

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                                                                 17,430              17,534
                                                                                         ---------           ---------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                 $  19,285           $  15,340
                                                                                         =========           =========